Financial Review: Fulfilling Our Growth Commitment

Entergy 2002 Analyst Meeting

C. John Wilder
Executive Vice President and
Chief Financial Officer

Entergy

June 14, 2002

Discussion Outline

- Financial Turnaround
- 2003 Earnings Guidance
- New Growth Oppor-tunities
- An Early Look at 2004 and 2005
- Summary

Discussion Outline

- **Financial Turnaround**
- 2003 Earnings Guidance
- New Growth Oppor-tunities
- An Early Look at 2004 and 2005
- Summary

Entergy Has Outperformed the Market Since 2Q 1998…

Total Shareholder Return
5/22/98 - 6/10/02, %


140
120
100
80
60
40
20
0
-20
112%
Entergy
SPELEC
S&P 500
4Q 98
3Q 99
2Q 00
1Q 01
4Q 01

Total Shareholder Return vs SPELEC*
5/22/98 - 6/10/02, %


120
100
80
60
40
20
0
-20
ETR
2nd

* *Source: Bloomberg; Excludes EIX and PCG*

…And Has Achieved Solid, Consistent Earnings Growth…

Operational Earnings Per Share
Annual 1998-2001, $



3.50
3.25
3.00
2.75
2.50
2.25
2.00
1.75
1.50
49%
Weather-adjusted
98
99
00
01

Earnings Per Share Growth vs SPELEC*
2Q98 through 4Q01, % Change



100
75
50
25
0
-25
-50
-75
-100
ETR
5th

** Source: Compustat, Bloomberg; ETR data operational, all others as reported; Excludes EIX and PCG*

...With Financial Health Reflected in Improved Margin Relative to Peers

Net Margin
12 Months Ended, %



10
8
6
4
2
0
45%
2Q 98
4Q 98
2Q 99
4Q 99
2Q 00
4Q 00
2Q 01
4Q 01

Net Margin Improvement vs SPELEC*
2Q98 through 4Q01, % Change



60
40
20
0
-20
-40
-60
-80
ETR
1st

** Source: Compustat, Bloomberg; ETR data operational, all others as reported; Excludes EIX and PCG*

Our Strategy Execution Produced Higher Returns on Equity…

Return On Equity (Operational)
12 Months Ended, %



12
11
10
9
8
7
6
5
4
29%
2Q 98
4Q 98
2Q 99
4Q 99
2Q 00
4Q 00
2Q 01
4Q 01

Return on Equity Improvement vs SPELEC*
2Q98 through 4Q01, % Change



100
75
50
25
0
-25
-50
-75
-100
ETR
6th

* *Source: Compustat, Bloomberg; ETR data operational, all others as reported; Excludes EIX and PCG*

...And Higher Returns on Invested Capital

Return On Invested Capital
12 Months Ended, %



10
9
8
7
6
5
4
21%
2Q 98
4Q 98
2Q 99
4Q 99
2Q 00
4Q 00
2Q 01
4Q 01

ROIC Improvement vs SPELEC*
2Q98 through 4Q01, % Change



80
60
40
20
0
-20
-40
-60
-80
ETR
3rd

** Source: Compustat, Bloomberg; ETR data operational, all others as reported; Excludes EIX and PCG*

We've Strengthened Our Balance Sheet…

Net Debt to Net Capital Ratio
12 Months Ended, %



60
55
50
45
40
35
30
-9%
2Q 98
4Q 98
2Q 99
4Q 99
2Q 00
4Q 00
2Q 01
4Q 01

Net Debt Ratio Improvement vs SPELEC*
2Q98 through 4Q01, % Change



60
50
40
30
20
10
0
-10
-20
-30
ETR
3rd

Source: Compustat, Bloomberg; Excludes EIX and PCG

…While Maintaining Credit Quality in a Difficult Market

Net Interest Coverage Ratio (Operational)
12 Months Ended, # times



7
6
5
4
3
2
1
0
1%
2Q 98
4Q 98
2Q 99
4Q 99
2Q 00
4Q 00
2Q 01
4Q 01

Net Coverage Ratio Improvement vs SPELEC*
2Q98 through 4Q01, % Change



60
40
20
0
-20
-40
-60
-80
ETR
9th

** Source: Compustat, Bloomberg; ETR data operational, all others as reported; Excludes EIX and PCG*

FFO Interest Coverage Results Are Even Stronger

FFO Interest Coverage Ratio
12 Months Ended, # times



5
4
4
3
3
2
2
49%
2Q 98
4Q 98
2Q 99
4Q 99
2Q 00
4Q 00
2Q 01
4Q 01

FFO Coverage Improvement vs SPELEC*
2Q98 through 4Q01, % Change



60
40
20
0
-20
-40
-60
-80
ETR
1st

** Source: Compustat, Bloomberg; ETR data operational, all others as reported; Excludes EIX and PCG*

Entergy Has Achieved Strong Financial Performance Across Balanced Metrics

Metric	% Change	Rank among SPELEC*
TSR	112%	2nd
EPS Growth	49%	5th
Net Margin	45%	1st
ROE	29%	6th
ROIC	21%	3rd
Net Debt / Net Capital	-9%	3rd
Net Interest Coverage	1%	9th
FFO Interest Coverage	49%	1st
Overall		1st

*Excludes EIX and PCG

Discussion Outline

- Financial Turnaround
- 2003 Earnings Guidance
- New Growth Oppor-tunities
- An Early Look at 2004 and 2005
- Summary

Entergy Believes 8-10% Average Annual Growth Will Continue


Operational Earnings
$/Share Excluding Weather
1.92
2.08
2.80
3.24
3.40-3.60
3.75-3.95
Competitive Business
Regulated Business
71%
98
99
00
01
02
03

Annual Growth	8%	35%	16%	8%	10%
CAGR since 98	8%	21%	19%	16%	15%

Utility Value Drivers Point to Continued Growth


Rate Base
$B
.2B;
2%
Guidance
$12B
13
12
11
10
9
98
99
00
01
02
03


GDP and Weather-adjusted Sales
% Growth
2.2%;
200%
Regional
GDP*
Weather-adjusted
Sales
1.1%
R&C 0.4%
Ind -2.3%
R&C 0.9%
Ind 0.2%
4
3
2
1
0
-1
-2
-3
98
99
00
01
02
03

* *Source: Economy.com*

Utility Is a Steadily Growing Contributor


Utility Operational Earnings
$/Share
2.53
0.05
0.10
2.68
02 Midpoint
Rate Base
Sales Growth
03 Midpoint

Increased Scale and Reduced Costs Drive Value in Nuclear


Production Volume
TWh
40
30
20
10
0
34 TWh
Previous owners*
4 TWh; 13%
Entergy
98
99
00
01
02
03
Production Cost
$/MWh
$17-18 LT Goal = $125M in pre-tax savings
35
30
25
20
15
Previous owners
$0.10; 1%
Entergy
$21
Excl. outage amortization
98
99
00
01
02
03

*Source: Utilities Data Institute (UDI); Estimate based on historical production

PPA Renewals and Market Prices Are Also Important Drivers

Average Nuclear PPA Pricing
$/MWh


50
45
40
35
30
25
20
Entergy
$38/MWh
Market Price*
-$1.50;
-4%
99
00
01
02
03

Nuclear Generation Sold Forward
%


100
80
60
40
20
0
100%
0%;
0%
99
00
01
02
03

** Estimated average market price of Entergy's northeast nuclear fleet*

Operational Excellence Is Key to Nuclear Earnings Growth



Nuclear Operational Earnings
$/Share
0.83
0.09
0.08
-0.08
-0.04
0.88
02 Midpoint
Production (Incl FY VY)
Production Expense
Outage Amortization
Price
03 Midpoint

ECS Value Drivers Show Physical and Financial Optimization Expanding

Managed Transport
Bcf/day



1.6
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
0.1 Bcf;
8%
1.5
Bcf/day
98
99
00
01
02
03

Volatility
Annualized Daily Volatility



8
7
6
5
4
3
2
1
0
Electric
-0.5;
-25%
-0.1;
-22%
Gas
1.5
0.49
98
99
00
01
02
03

Managed Storage
Bcf



250
200
150
100
50
0
220
Bcf
16 Bcf;
8%
98
99
00
01
02
03

Gas Transportation Value Drivers Show Modest Improvement

Gulf South Throughput
Bcf/day


3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
2.7
Bcf/day
0.1
Bcf/d;
5%
98
99
00
01
02
03

Gulf South Production Cost (excluding fuel)
$/mmBtu


0.10
0.09
0.08
0.07
$0.09
$0.004;
-4%
98
99
00
01
02
03

Employee Reductions Result From Declining Trends in Entergy-Owned Generating Assets

Production Volume
TWh


-0.3 TWh; -10%
12
10
8
6
4
2
0
98 99 00 01 02 03
2.7 TWh

Spark Spread*
$/MWh


-$0.90; -13%
45
40
35
30
25
20
15
10
5
0
98 99 00 01 02 03
$5.90

Employee Count
#; End of Period


-54; -71%
400
350
300
250
200
150
100
50
0
99 00 01 02 03
22

** Estimated average spark spread of Entergy's non-nuclear fleet*

ECS Growth Driven by Multiple Efforts


ECS Operational Earnings
$/Share
0.28
0.02
0.01
0.07
0.38
02 Midpoint
Commodity Trading
Pipeline Operations
Reduced Overhead/ EAM Restructuring
03 Midpoint

All Businesses Contributing to 2003 Growth

Operational Earnings
$/Share



3.40 – 3.60
0.25 – 0.30
0.80 – 0.85
2.50 – 2.55
02
(0.15) – (0.10)
3.75 – 3.95
0.35 – 0.40
0.85 – 0.90
2.65 – 2.70
03
(0.10) – (0.05)

Business	Key Assumptions
ECS	• 10% growth in trading • 5% growth in pipeline • $20+M restructuring savings
Nuclear	• 93-95% capacity factor • $38/MWh PPA • $21/MWh operating cost
Utility	• $12B rate base • 11-12% allowed ROE • 1% sales growth
Parent	• $30M corporate expense

Uncertainties Exist But Are Balanced

2003 Sensitivity Analysis
$/Share Variance for Change in Value Driver


Commodity Trading
(0.10)
0.50
$1/MWh Expense (NE Nuclear)
(0.10)
0.10
1% Utility Sales Growth
(0.10)
0.10
$25/MWh Spark Spread (Peakers)
0.00
0.05
$5/MWh Spark Spread (Base)
(0.02)
0.03
1% Capacity Factor (NE Nuclear)
(0.03)
0.03
$1/MWh Power Price (NE Nuclear)
0.00
0.00

Discussion Outline

- Financial Turnaround
- 2003 Earnings Guidance
- **New Growth Oppor-tunities**
- An Early Look at 2004 and 2005
- Summary

Entergy Will Generate Significant Cash to Invest in Growth

Projected Cash Flows 2002 - 2004
$B



Sources - $7.7B
Uses - $4.8B
0.8
5.5
1.4
-3.3
-0.9
-0.6*
2.9
NI 2.3
D&A 2.7
Other 0.5
90%
80%
Utility Only
Beginning
OCF
New Debt
Maintenance Capital
Dividend
Investment Commitment
Available for Growth

* *Includes turbine contract cancellation costs*

Solid Credit Metrics Will Support New Investments


Net Debt/Net Capital
%
52
50
48
46
44
42
40
38
Target 50%
Projected Range
98
99
00
01
02
03
04
05


Net Interest Coverage Ratio
Times
7
6
5
4
3
2
1
0
Target 4.0x
Projected Range
98
99
00
01
02
03
04
05

Entergy Expects to Have Investment Alternatives...

$1 B Investment Alternatives



EPS
Nuclear
0.40
0.30
0.20
0.10
7% Earnings Productivity
475
450
425
400
$/KW



EPS
CCGT
0.40
0.30
0.20
0.10
7% Earnings Productivity
175
150
125
100
$/KW



EPS
Pipeline
0.40
0.30
0.20
0.10
7% Earnings Productivity
9.0
8.5
8.0
7.5
EBITDA Multiple



EPS
Entergy Stock
0.40
0.30
0.20
0.10
7% Earnings Productivity
55
50
45
40
Share Price

…As Companies Announce Divestment Plans

Divestments Plans Announced
$B

Company	Amount
AES	1.4
AEP	3.0
CPN	0.3
MIR	1.6
NRG	1.9
EP	3.4
WMB	4.0
CMS	2.9
ILA	0.5
Total	19.0

Average Debt To Total Capital Ratio
% Before and After Divestitures



66
61
50
Before
After
50/50 Debt
$19 B planned divestitures
Add'l $31 B to achieve 50% debt
$50-60B

Source: Company news releases; ETR analysis

Valuable Assets Will Become Available at Reasonable Prices

2002-2005 Merchant Energy Industry Evolution



Catalysts
Implications
Results
Open MW Positions Expand in 04 and 05
% Sold Forward*
70
10
02
05
TWh sold (300)
Spark ($10)
EBITDA-$B ($3)
Trading Severely Reduced or Disbanded
Elec Vol*
Gas Vol*
0.9
0.1
6.5
0.8
02
05
02
05
TWh (0.8)
$/MWh x$35
Margin x2%
EBITDA-$B ($0.6)
TWh (5.7)
$/mmbtu x$3.5
Margin x2%
EBITDA-$B ($0.4)
Stepwise deterioration in financial results
EBITDA $(4)B
Coverage (1.5)X
Rating Agency downgrades
Inability to access capital markets
Scale down operations
EBITDA
Coverage
VAR
Cut costs
EBITDA
Coverage
VAR
Sell assets
EBITDA
Coverage
VAR
Bankruptcy
Performing

*Based on ETR analysis for 6 merchant energy companies; assumes 50% decrease in % sold forward and trading volumes each year unless otherwise publicly available.

Discussion Outline

- Financial Turnaround
- 2003 Earnings Guidance
- New Growth Oppor-tunities
- An Early Look at 2004 and 2005
- Summary

Minimal Gap to Continue on 8-10% Growth Path in 2004

2004 Earnings Indication
$/Share



14% Gap
9% Midpoint
0
25
50
75
100
3.85
4.15
0.05
4.20
04 Gap
04 Growth
03 Baseline
· 5% growth
· $39/MWh average price
· 3% cost reduction
· 10% trading growth
· 5% pipeline growth
· $0.4B higher cash balance
2003 Guidance Midpoint
Utility
Nuclear
ECS
Parent
2004 Baseline Indication
Gap to 9% Growth Midpoint
2004 Midpoint Goal

2004 earnings indication is based on general assumptions and is not intended to be guidance

PPA Renewals and Market Prices
Impact 2005


Average Nuclear PPA Pricing
$/MWh
50
45
40
35
30
25
20
99
00
01
02
03
04
05
-3.0
MWh;
-8%
Entergy
$36
Market Price of
Merchant Positions*


Nuclear Generation Sold Forward
%
100
80
60
40
20
0
99
00
01
02
03
04
05
-66%;
-78%
19%

** Estimated average market price of Entergy's northeast nuclear fleet*

Baseline Growth Slows in 2005, When Nuclear PPAs Expire



2005 Earnings Indication
$/Share
40% Gap
9% Midpoint
0
25
50
75
100
3.85
5% growth
· 200MW uprates
· $36/MWh average price
· 7% cost reduction
· 10% trading growth
· 5% pipeline growth
· $0.6B higher cash balance
4.30
0.30
4.60
05 Gap
04 Gap
05 Growth
04 Growth
03 Baseline
2003 Guidance Midpoint
Utility
Nuclear
ECS
Parent
2005 Baseline Indication
Gap to 9% Growth Midpoint
2005 Midpoint Goal

2005 earnings indication is based on general assumptions and is not intended to be guidance

Gap May Be Lower, as Nuclear Output Is Sold Forward over Next Two Years



2005 Earnings Indication assuming $4.50/mmBtu Gas Price
$/Share
27% Gap
9% Midpoint
0
25
50
75
100
3.85
4.40
0.20
4.60
• 5% growth
• 200MW uprates
• $37.50/MWh average price
• 7% cost reduction
• 10% trading growth
• 5% pipeline growth
• $0.6B higher cash balance
05 Gap
04 Gap
05 Growth
04 Growth
03 Baseline
2003 Guidance Midpoint
Utility
Nuclear
ECS
Parent
2005 Baseline Indication
Gap to 9% Growth Midpoint
2005 Midpoint Goal

2005 earnings indication is based on general assumptions and is not intended to be guidance

Gap Will Be Filled by Investing at 6% ROICs or Better



Cumulative Investment*
$B
Potential EPS Contribution
$/Share
0
25
50
75
100
2.0
2.9
2003
2004
1.00
0.80
0.60
0.40
0.20
0.00
Entergy's 3-year Performance on $4.3 B of capital
2005
05 Gap
5%
6%
7%
8%
9%
10%
ROIC assumed for New Investments

*Based on cash flows generated in 02 through 04.

Discussion Outline

- Financial Turnaround
- 2003 Earnings Guidance
- New Growth Oppor-tunities
- An Early Look at 2004 and 2005
- **Summary**

Summary - Financial Review

- We have demonstrated a proven track record in capital allocation and execution resulting in strong and balanced financial performance
- We have developed concrete plans to achieve 2003 earnings per share growth of 10 percent
- We have achieved strong cash flow, liquidity, and financial flexibility to capitalize on growth opportunities
- We have transactional experience to execute investment opportunities to maintain 2004 and 2005 growth